LYON & LYON LLP
 A Limited Liability Partnership
 Including Professional Corporations
 COE A. BLOOMBERG (CA Bar No. 54896)
 A Professional Corporation
 DAVID A. RANDALL (CA Bar No. 156722)
 MICHAEL A. TOMASULO (CA Bar No. 179389)
 633 West Fifth Street, Suite 4700
 Lon Angeles, California 90071-2066
(213) 489-1600



 Attorneys for Plaintiff
CARDIOGENESIS CORPORATION


                       IN THE UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION



CARDIOGENESIS CORPORATION, a                      Case No.
Delaware corporation,

                                                  COMPLAINT FOR DECLARATORY
          Plaintiff,                              RELIEF OF PATENT INVALIDITY
                                                  AND NON-INFRINGEMENT UNDER 28
              v.                                  U.S.C. ss.2201 AND 2202


PLC  SYSTEMS,  INC.,  a British
Columbia, Canada corporation,                     (DEMAND  FOR JURY  TRIAL)
and its wholly-owned subsidiary,
PLC MEDICAL SYSTEMS, INC., a
Massachusetts corporation,

       Defendants.





     Plaintiff, CardioGenesis Corporation, files this Complaint against the above-named defendants and, demanding a trial by jury, alleges as follows:







Complaint for
Declaratory Relief







                                   THE PARTIES


     1.   Plaintiff,   CardioGenesis   Corporation   ("CardioGenesis"),   is  a
corporation organized and existing under the laws of the state of Delaware, having its principal place of business at 540 Oakmead Parkway, Sunnyvale, California 94086.

     2. Based on information and belief, Defendant PLC Systems, Inc. is a corporation organized and existing under the laws of British Columbia, Canada and is registered to do business under the laws of the State of Massachusetts, with its principal place of business at 10 Forge Park, Franklin, Massachusetts 02038. Defendant PLC Systems, Inc. is doing business in the Northern District of California, and is causing economic injury to Plaintiff in this district.

     3. Based on information and belief, Defendant PLC Medical Systems, Inc. is a wholly-owned subsidiary of Defendant PLC Systems, Inc., organized and existing under the laws of the State of Massachusetts, with its principal place of business at 10 Forge Park, Franklin, Massachusetts 02038, and is doing business in the Northern District of California, and is causing economic injury to Plaintiff in this district. It is further alleged on information and belief that Defendant PLC Medical Systems Inc. was formerly known as Laser Engineering Inc. until its name was changed to PLC Medical Systems, Inc on January 1, 1995. Defendants PLC Systems, Inc. and PLC Medical Systems, Inc. shall be referred to collectively as "PLC".

                             JURISDICTION AND VENUE:


     4. This is an action for a declaratory judgment.




Complaint for
Declaratory Relief

Included in the relief sought is a determination that United States Patent No. 5,125,926 is invalid, unenforceable and not infringed by Plaintiff. The action arises under the Declaratory Judgment Act, 28 U.S.C ss. 2201-2202, and the patent laws of the United States, Title 35, United States Code. Subject matter jurisdiction is vested in this Court by 28 U.S.C ss. 1331 and 1338(a). Venue is proper based on 28 U.S.C. ss. 1391(b)and (c).

                           INTRA DISTRICT ASSIGNMENT

     5. Assignment of the instant action to the San Jose Division is proper as Plaintiff CardioGenesis is located in Santa Clara County and a substantial part of the events or omissions which give rise to the claim occurred in this County.


          DECLARATORY RELIEF OF PATENT INVALIDITY AND NON-INFRINGEMENT

     6. Based on information and belief, defendants PLC Systems and PLC Medical Systems have ownership interests in the proprietary rights granted by United States Patent No. 5,125,926 ("the '926 patent"). The `926 patent claims a certain heart-synchronized pulsed laser system for performing transmyocardia1 revascularization ("TMR") on a beating heart.

     7. Laser TMR typically involves the use of a laser to create between 15 and 30 channels in the ischemic regions of the myocardium. It is believed that TMR provides a means for oxygenated blood to perfuse the ischemic areas of the heart, relieving angina and increasing patient exercise tolerance.

     8. Plaintiff CardioGenesis makes Transmyocardial Revascularization medical devices that employ a laser. One such




Complaint for
Declaratory Relief
device made by CardioGenesis is its Intraoperative Transmyocardial Revascularization device ("ITMR device"). CardioGenesis is in clinical trials for FDA approval of its ITMR device here in the U.S. Plaintiff CardioGenesis has received European Community approval to market its ITMR device in Europe; plaintiff received the Conformite Europeen (CE) mark approval for use of its ITMR products in patients with severe coronary artery disease who are not candidates for conventional therapies, including coronary artery bypass surgery or percutaneous balloon angioplasty. Pursuant to this approval, CardioGenesis is presently manufacturing its ITMR devices for the European market. Plaintiff is also presently marketing its ITMR device in Europe.

     9. PLC's actions have created on the part of CardioGenesis a reasonable apprehension that Defendants will initiate litigation against it for alleged infringement of United States Patent No. 5,125,926. Examples of such actions by PLC include, but are not limited to, the following: (l) PLC has charged that Plaintiff's ITMR device infringes the claims of the '926 patent; (2) PLC has sent threat letters to CardioGenesis and its domestic and European customers identifying CardioGenesis' ITMR device and stating that PLC intends to enforce its patent rights; and (3) PLC has issued press releases in which PLC has expressed the position that the '926 patent covers the synchronization, or timing, of the firing of any laser used in TMR to a patients heartbeat and in which PLC has stated that the '926 patent is extremely important to PLC and that PLC intends "to vigorously pursue any company which attempts to infringe upon it anywhere in the world."



Complaint for
Declaratory Relief

     10. CardioGenesis is not infringing and is not threatening to infringe the '926 patent, directly or indirectly.

     11. The '926 patent is invalid, unenforceable, and/or void for failure to comply with the requirements of Part II of Title 35, United States Code.

     12. An actual and justiciable controversy within the meaning of 28 U.S.C. ss. 2203 and ss. 2202 exists between Plaintiff and Defendants with respect to the validity and infringement of the '926 patent.

     13. This case is an exceptional case under 35 U.S.C. ss. 285 such that CardioGenesis is entitled to recover its attorneys fees.



                                PRAYER FOR RELIEF

     WHEREFORE, Plaintiff, Cardio&enesis, prays that this Court enter a judgment that:

     A. United States Patent No. 5,125,926 is invalid, unenforceable, and not infringed by any produce made, used or sold by or for CardioGenesis;

     B. Defendants and all officers, agents, employees, representatives and counsel of Defendants, and all persons in active concert or participation with any of them, directly or indirectly, be enjoined from charging infringement of, or instituting any action for infringement of United States Patent No. 5,125,926 against CardioGenesis, its customers, or any distributor or user of its TMR Devices;

     C. That this case be declared "exceptional" under 35 U S.C ss. 285 and CardioGenesis be awarded its reasonable attorneys




Complaint for
Declaratory Relief
fees and costs upon  prevailing in the action;  and

     D. Plaintiff be granted such other and further relief as this Court may deem just and appropriate.


                                               Respectfully submitted,

                                               LYON & LYON LLP
                                               A Partnership Including
                                               COE A. BLOOMBERG
                                               A Professional Corporation
                                               DAVID A. RANDALL
                                               MICHAEL A. TOMASULO

                                               By: /s/ COE A. BLOOBERG
                                                  ------------------------------
                                                       COE A. BLOOMBERG
                                                       Attorneys for Plaintiff,
                                                       CARDIOGENESIS CORPORATION


                              DEMAND FOR JURY TRIAL

     Plaintiff hereby demands a trial by jury of all issues so triable pursuant to the Federal Rules of Civil Procedure, Rule 28(b), 28 U.S.C. Rule 28.


                                                Respectfully submitted,

                                                LYON & LYON LLP
                                                A Partnership Including
                                                COE A. BLOOMBERG
                                                A Professional Corporation
                                                DAVID A. RANDALL
                                                MICHAEL A. TOMASULO


                                               By: /s/ COE A. BLOOBERG
                                                   -----------------------------
                                                    COE A. BLOOMBERG
                                                    Attorneys for Plaintiff,
                                                    CARDIOGENESIS CORPORATION





Complaint for
Declaratory Relief


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